UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 8, 2009

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

1-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.’s (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2009, the Registrant received notification from the staff (“Staff”) of the NYSE Alternext US LLC (the “Exchange”) of the Exchange’s intent to strike the Registrant’s common stock from the Exchange by filing a delisting application with the Securities and Exchange Commission pursuant to Section 1009(d) of the Exchange’s Company Guide (the “Company Guide”).  On January 12, 2009, the Registrant submitted an appeal of the Staff’s determination to the Exchange’s Listing Qualifications Panel (the “Panel”), and requested an oral hearing pursuant to the procedures set forth in Section 1203 of the Company Guide.  There is no assurance that the Staff’s decision will be overturned through the appeal process.  In the event that the Staff’s decision is not overturned, the Registrant believes that its securities will be eligible to trade or be quoted on alternative markets.

The Staff previously informed the Registrant that it was not in compliance with the continued listing requirements set forth in Sections 1003(a)(i), (ii) and (iv) of the Company Guide and provided the Registrant with an opportunity to submit a plan addressing how the Registrant intends to regain compliance with the aforementioned continued listing requirements.  After a careful review of the compliance plan submitted by the Registrant and publicly available information, the Staff determined that the compliance plan did not make a reasonable demonstration of the Registrant’s ability to regain compliance with Sections 1003(a)(i), (ii) and (iv) of the Company Guide by the end of the compliance periods (namely March 22, 2010 for Sections 1003(a)(i) and (ii) and March 16, 2009 for Section 1003(a)(iv)).

In addition, the Staff notified the Registrant that pursuant to Section 1003(f)(v) of the Company Guide, the Staff believes that a reverse stock split is appropriate in view of the fact that the Registrant’s common stock has been selling for a substantial period of time at a low price per share, and that the low selling price of the Registrant’s common stock over the aforementioned period constituted an additional deficiency with respect to the Exchange’s continued listing requirements.

On January 13, 2009, the Registrant issued a press release regarding its receipt of the Exchange’s notification.  A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by the Registrant on January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: January 13, 2009	By:	/s/ Abraham Sofer
Abraham Sofer
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Registrant on January 13, 2009.